UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2009

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosures

On December 2, 2009 Regency Centers Corporation (“Regency”) affirmed 2009 earnings guidance and provided full year 2010 earnings guidance, which is attached as Exhibit 99.1.

On December 2, 2009 Regency posted on its website at www.regencycenters.com the REG Investor and Analyst Day Presentation of which an excerpt of guidance related information is attached as Exhibit 99.2.

Regency has provided a reconciliation of FFO and recurring FFO guidance to net income, which is attached as Exhibit 99.3.

The information in this item shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release relating to earnings guidance issued by Regency on December 2, 2009.

Exhibit 99.2	Excerpt from the REG Investor and Analyst Day Presentation, which was posted in its entirety on Regency’s website on December 2, 2009.

Exhibit 99.3	Reconciliation of FFO and Recurring FFO Guidance to Net Income

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (registrant)

Date: December 2, 2009	By:	/S/ J. CHRISTIAN LEAVITT
J. Christian Leavitt, Senior Vice President, Finance and Principal Accounting Officer

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